借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：

Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元肆佰捌拾伍元整。Party A lends USD485.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 8 月 30 日至 2016 年 8 月 29 日止。 The term shall start from [08/30/2015] and end to [29/08/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。

Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

1. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。

   Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
4. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop：

日期 Date：August 30, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：August 30, 2015

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额
The amount of the loan
甲方借给乙方美元陆仟伍佰陆拾肆元整。Party A lends USD6564.00 to Party B.

第二条 借款期限
Term of the loan
借款期限自 2015 年 9 月 2 日至 2016 年 9 月 1 日止。 The term shall start from [09/02/2015] and end to [09/01/2016].

第三条 借款利率
Lending rate
借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式
Method of repayment
借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止
Taking effect, modification and termination of the agreement
2. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。 After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
5. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：September 2, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：September 2, 2015

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：

Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元贰仟陆佰柒拾元整。Party A lends USD2670.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 9 月 3 日至 2016 年 9 月 2 日止。 The term shall start from [09/03/2015] and end to [09/02/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。

Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

3. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.

2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.

3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。

Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.

6. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：September 3, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：September 3, 2015

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元壹仟捌佰柒拾肆元玖角。Party A lends USD1874.90 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 10 月 26 日至 2016 年 10 月 25 日止。 The term shall start from [10/26/2015] and end to [10/25/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

4. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
7. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：October 26, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：October 26, 2015

借款协议 Loan Agreement

甲方（出借方）Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元贰佰伍拾元整。Party A lends USD250.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 10 月 30 日至 2016 年 10 月 29 日止。 The term shall start from [10/30/2015] and end to [10/29/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

5. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
8. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：October 30, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：October 30, 2015

借款协议 Loan Agreement

甲方（出借方）Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额
The amount of the loan
甲方借给乙方美元捌佰玖拾玖元整。Party A lends USD899.00 to Party B.

第二条 借款期限
Term of the loan
借款期限自 2015 年 10 月 30 日至 2016 年 10 月 29 日止。 The term shall start from [10/30/2015] and end to [10/29/2016].

第三条 借款利率
Lending rate
借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式
Method of repayment
借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止
Taking effect, modification and termination of the agreement
6. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
9. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：October 30, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：October 30, 2015

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：

Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元贰佰元整。Party A lends USD200.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 11 月 23 日至 2016 年 11 月 22 日止。 The term shall start from [11/23/2015] and end to [11/22/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。

Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

7. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
10. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：November 23, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：November 23, 2015

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：

Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元壹仟陆佰陆拾伍元整。Party A lends USD1665.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2015 年 12 月 28 日至 2016 年 12 月 27 日止。 The term shall start from [12/28/2015] and end to [12/27/2016].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。

Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

8. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.

2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.

3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。

Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.

11. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date： December 28, 2015

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：December 28, 2015

借款协议 Loan Agreement

甲方（出借方）Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元陆佰元整。Party A lends USD600.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2016 年 3 月 31 日至 2017 年 3 月 30 日止。 The term shall start from [03/31/2016] and end to [03/30/2017].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

9. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
12. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date： March 31, 2016

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：March 31, 2016

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额
The amount of the loan

甲方借给乙方美元叁仟叁佰叁拾元整。Party A lends USD3330.00 to Party B.

第二条 借款期限
Term of the loan

借款期限自 2016 年 3 月 31 日至 2017 年 3 月 30 日止。 The term shall start from [03/31/2016] and end to [03/31/2017].

第三条 借款利率
Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式
Method of repayment

借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止
Taking effect, modification and termination of the agreement

10. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
13. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principal and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：March 31, 2016

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：March 31, 2016

借款协议 Loan Agreement

甲方（出借方）Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：

Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额

The amount of the loan

甲方借给乙方美元壹仟贰佰肆拾玖元整。Party A lends USD1249.00 to Party B.

第二条 借款期限

Term of the loan

借款期限自 2016 年 3 月 31 日至 2017 年 3 月 30 日止。 The term shall start from [03/31/2016] and end to [03/30/2017].

第三条 借款利率

Lending rate

借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式

Method of repayment

借款期限届满到期一次性还清借款本金及利息。

Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止

Taking effect, modification and termination of the agreement

11. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.

2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.

3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。

Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.

14. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B

repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date：March 31, 2016

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：March 31, 2016

借款协议 Loan Agreement

甲方（出借方） Party A (Lender): 刘军 Liu Jun
国籍 Nationality:中国 Chinese
身份证号码 ID NO.:452526197612261411

乙方（借款方）Party B (Borrower): Asia Equity Exchange Group,Inc.

乙方因经营困难，现向甲方融资以作公司日常开支。就甲方借款给乙方相关事宜，经双方协商一致达成以下协议：
Because of Party B has no income,Party A lends money to Party B for company current expense.Regarding the issue that Party A lend a loan to Party B, after Parties friendly negotiation , agreed as follows:

第一条 借款金额
The amount of the loan
甲方借给乙方美元陆佰零肆元玖角。Party A lends USD604.90 to Party B.

第二条 借款期限
Term of the loan
借款期限自 2016 年 3 月 31 日至 2017 年 3 月 30 日止。 The term shall start from [03/31/2016] and end to [03/30/2017].

第三条 借款利率
Lending rate
借款利率为【4.35 】%/年，按资金实际使用天数计息（一个月按 30 天换算）。The lending rate should be [4.35] % /year, which would be calculated as actual number of lending days (one month account for 30 days).

第四条 还款方式
Method of repayment
借款期限届满到期一次性还清借款本金及利息。
Party B shall one-time pay off the principal and interest of the loan when the loan period expires.

第五条 协议的生效、变更与终止
Taking effect, modification and termination of the agreement
12. 本协议自签订之日起生效。This Agreement shall enter into force as of the date of its signing.
2. 本协议自生效后，如须变更，须经双方协商一致并书面签章确认。After the agreement come into force, if any modification needed, Parties shall have common written confirmation to the modification.
3. 借款期限届满前一个月内，经乙方请求，如甲方同意续借前述借款，则本协议依照原计息方式自动延期一年。
Within one month after expiration of the lending term, if Party A agrees to renew the loan after Party B's application, the lending term could be automatically extended for one year and remained the original lending rate.
15. 本协议自乙方全额归还借款本金及利息之日起终止。 This agreement would be terminated after Party B repay the total amount of principle and interest to Party A.

第六条 其他

Miscellaneous

1. 本协议如有未尽事宜，甲乙双方经协商一致，可签署补充协议，补充协议与本协议具有同等效力。

Any issue that not covered in this agreement could be settled in the additional agreement after Parties negotiation; the additional agreement has same legal effect as this agreement.

2. 本协议履行过程中如产生纠纷，甲乙双方应通过协商解决，协商不成，任意一方均可向当地有管辖权的人民法院提起诉讼。

For any dispute comes from performance of this agreement, Parties shall firstly resolve the dispute through amicable consultation, if not work, each party has the right to raise a litigation to the jurisdiction court.

3. 本协议一式两份，甲乙各执一份，均具有同等法律效力。

This agreement is in duplicate, each party hold one copy, and each copy has the same legal effect.

甲方（出借方）签章：

Party A (Lender) Signature/chop:

日期 Date： March 31, 2016

乙方（借款方）签章：

Party B (Borrower) Signature/chop:

日期 Date：March 31, 2016